Exhibit 10.1

AMENDMENT TO STOCK PURCHASE AGREEMENT

This AMENDMENT TO STOCK PURCHASE AGEEEMENT (this "Amendment"), dated as of June 15, 2022, is made by and among Bridgeline Digital, Inc., a Delaware corporation ("Purchaser"), Svanaco, Inc., an Illinois corporation (“Svanaco”), Svanawar, Inc., an Illinois corporation (“Svanawar,” and together with Svanaco, “Sellers”), and Hawk Search, Inc., an Illinois corporation (the “Company”), and amends that certain Stock Purchase Agreement (the “Purchase Agreement”), dated as of May 11, 2021, by and among Purchaser, Sellers and the Company. Purchaser, Sellers and the Company are referred to collectively herein as the “Parties” and individually as a “Party”.

RECITALS:

WHRERAS, the Parties entered into the Purchase Agreement pursuant to which Purchaser acquired from Sellers all of the issued and outstanding shares of common stock of the Company; and

WHEREAS, at and subsequent to the Closing, Purchaser paid to Sellers all of the purchase price and payment amounts required to be paid pursuant to Sections 2.04 and 2.05 of the Purchase Agreement; and

WHEREAS, in accordance with Section 2.06 of the Purchase Agreement, Sellers have the opportunity to earn and, if earned, receive the Earnout on or before the Earnout Payment Date, which would occur in January 2023; and

WHERERAS, Section 2.09 of the Purchase Agreement provides that if the Working Capital Adjustment is a negative number, the Earnout shall be decreased by the Working Capital Adjustment; and

WHEREAS, the Parties have agreed on the amount of the Earnout, the amount of the Working Capital Adjustment (which is a negative number), and to prepay the Earnout, as reduced by the Working Capital Adjustment in favor of Purchaser, and to prepay the Earnout in accordance with the terms of this Amendment; and

WHEREAS, Section 10.08 of the Purchase Agreement provides that the Purchase Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party thereto; and

WHEREAS, the Parties desire to amend the Purchase Agreement pursuant to Section 10.08 thereof, as set forth in this Amendment.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.         Recitals. The Recitals set forth above are incorporated herein by reference and form a part of this Amendment as if set forth herein.

2.         Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Purchase Agreement.

3.        Calculation and Payment of Earnout. In full satisfaction of its obligations to pay the Earnout, Purchase shall pay to Sellers aggregate sum of Two Million Twenty-Eight Thousand Seven Hundred Seventy-Three Dollars and Twenty Cents ($2,028,773.20) the in the following two payments:

a.         On or before July 1, 2022, the aggregate sum of One Million Seven Hundred and Seventy-Eight Thousand Seven Hundred and Seventy Three Dollars and Twenty Cents ($1,778,773.20) which amount reflects and is net of both a discount to the Earnout Target and a Working Capital Adjustment in favor of Purchaser; and

b.          On or before October 3, 2022, the aggregate sum of Two Hundred Fifty Thousand Dollars ($250,000).

4.         No Other Provisions Amended. All other provisions of the Purchase Agreement not specifically amended by this Amendment shall remain unmodified and in full force and effect. This Amendment shall not constitute any party's consent or indicate its willingness to consent to any other amendment, modification or waiver of the Purchase Agreement or any instruments or agreements referred to therein.

5.     General Provisions. Sections 10.01 (Notices), 10.02 (Interpretation), 10.03 (Headings), 10.04 (Severability), 10.05 (Entire Agreement), 10.06 (Assignments), 10.07 (No Third Party Beneficiaries), 10.08 (Amendment and Modification; Waiver), 10.09 (Choice of Law; Venue and Forum; Waiver of Jury Trial), 10.11 (Counterparts; Signatures), 10.12 (Joint Drafting) of the Purchase Agreement are incorporated herein by reference and form a part of this Amendment as if set forth herein, mutatis mutandis.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed on its behalf as of the day and year first above written.

PURCHASER:	BRIDGELINE DIGITAL, INC.

By: /s/ Ari Kahn
Name: Ari Kahn
Title: CEO

SELLERS:	SVANACO, INC.

By: /s/ Tony Svanascini
Name: Anthony Svanascini
Title: President

SVANAWAR, INC.

By: /s/ Mike Svanascini
Name: Michael Svanascini
Title: President

COMPANY:	HAWK SEARCH, INC.

By: /s/ Ari Kahn
Name: Ari Kahn
Title: CEO

[Signature Page to Amendment to Stock Purchase Agreement]